Exhibit 99.3

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (“Agreement”) is entered into as of December 19, 2013, by and between JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY, a public limited company formed under the laws of Ireland (“Parent”), and              (“Securityholder”).

RECITALS

A. Securityholder is (i) a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of certain ordinary shares (“Ordinary Shares”) and/or American Depositary Shares, each representing one Ordinary Share (“ADSs” and, together with the Ordinary Shares, the “Company Shares”) and/or (ii) a holder of options to purchase Company Shares, of Gentium S.p.A., a società per azioni incorporated in Italy (the “Company”).

B. Parent, JAZZ PHARMACEUTICALS S.R.L., a società a responsabilità limitata incorporated in Italy (“Purchaser”), and the Company are entering into a Tender Offer Agreement of even date herewith (the “Tender Offer Agreement”) that provides (subject to the conditions set forth therein) for Parent to acquire the Company by causing Purchaser to make a tender offer as contemplated by the Tender Offer Agreement (the “Offer”) for all of the issued and outstanding Company Shares.

C. Securityholder is entering into this Agreement in order to induce Parent to enter into the Tender Offer Agreement.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Tender Offer Agreement.

(b) Securityholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Securityholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

(c) “Specified Individual” shall mean any individual who is or was an employee (including any temporary or leased employees), consultant or independent contractor of the Company or any of its Subsidiaries at, or during the 90 days prior to, the Acceptance Time.

(d) “Subject Securities” shall mean: (i) all securities of the Company (including all Company Shares and all options, warrants and other rights to acquire Company Shares) Owned by Securityholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional Company Shares and all additional options, warrants and other rights to acquire Company Shares) of which Securityholder acquires Ownership during the period from the date of this Agreement through the Support Termination Date.

(e) “Subject Shares” shall mean: (i) all Company Shares Owned by Securityholder as of the date of this Agreement; (ii) all additional Company Shares of which Securityholder acquires Ownership during the period from the date of this Agreement through the Support Termination Date; and (iii) all securities into which any Company Shares described in clause “(i)” or clause “(ii)” above are exchanged or converted.

(f) “Support Period” shall mean the period commencing on (and including) the date of this Agreement and ending on (and including) the Support Termination Date.

(g) “Support Termination Date” shall mean the earlier of: (A) the date on which the Acceptance Time occurs; and (B) the date upon which the Tender Offer Agreement is validly terminated; provided, however, that if the Tender Offer Agreement is terminated (1) pursuant to Section 7.1(b) thereof and an Acquisition Proposal shall have been disclosed, announced, commenced, submitted or made, at or prior to the time of such termination, (2) pursuant to Section 7.1(d)(ii) thereof, (3) pursuant to Section 7.1(e)(ii) thereof, or (4) pursuant to any subsection of Section 7.1 thereof following the occurrence of any of the events referred to in Section 7.1(e)(ii) thereof , then the Support Termination Date shall be the             month anniversary of the date on which the Tender Offer Agreement is so terminated.

(h) A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the Support Period, Securityholder shall not, directly or indirectly: (a) cause or permit any Transfer of any of the Subject Securities to be effected; or (b) enter into or become bound by any letter of intent, memorandum of understanding, agreement in principle, agreement to tender, merger agreement, acquisition agreement or other Contract contemplating any Transfer of any Subject Securities.

2.2 Restriction on Transfer of Voting Rights. During the Support Period, Securityholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy or power of attorney is granted that is inconsistent with this Agreement, and no tender, voting or similar agreement is entered into, with respect to any of the Subject Securities; and (c) no action is otherwise taken with respect to the Subject Securities that would in any way restrict, limit or interfere with the performance of Securityholder’s obligations hereunder or the transactions contemplated hereby.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a transfer of Subject Securities by Securityholder: (a) if Securityholder is an individual: (i) to any member of Securityholder’s immediate family, or to a trust for the benefit of Securityholder or any member of Securityholder’s immediate family, or (ii) upon the death of Securityholder; or (b) if Securityholder is a partnership or limited liability company, to one or more partners or members of Securityholder or to an affiliated corporation under common control with Securityholder; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

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SECTION 3. AGREEMENT TO TENDER

3.1 Tender of Subject Shares. Securityholder agrees to promptly (and, in any event, not later than five (5) Business Days after commencement of the Offer) validly tender or cause to be validly tendered into the Offer, pursuant to and in accordance with the terms of the Offer and Rule 14d-2 under the Securities Exchange Act of 1934, all of the Subject Shares Owned by Securityholder as of the date of this Agreement (free and clear of any encumbrances or restrictions), and if Securityholder acquires Ownership of any additional Subject Shares after the date of this Agreement, to promptly (and, in any event, not later than two (2) Business Days after Securityholder acquires Ownership of such additional Subject Shares) validly tender or cause to be validly tendered into the Offer, pursuant to and in accordance with the terms of the Offer, all of such additional Subject Shares (free and clear of any encumbrances or restrictions).

3.2 No Withdrawal. Securityholder agrees not to withdraw or cause to be withdrawn any of the Subject Shares from the Offer unless and until the Offer expires without Purchaser having accepted for payment Company Shares validly tendered in the Offer.

3.3 Conditional Obligation. Securityholder acknowledges and agrees that Purchaser’s obligation to accept for payment Company Shares in the Offer, including any Subject Shares tendered by Securityholder, is subject to the terms and conditions of the Tender Offer Agreement and the Offer.

3.4 Exercise of Options. If the Offer is extended for a subsequent offering period (within the meaning of Section 14d-11 under the Securities Exchange Act of 1934), then Securityholder hereby agrees to exercise, contingent upon the commencement of such subsequent offering period, and with effect as of immediately following the commencement thereof, all of Securityholder’s options to purchase Company Shares that are vested and outstanding as of the Acceptance Time. Securityholder agrees to validly tender or cause to be validly tendered into the subsequent offering period all of the Subject Shares issued to Securityholder upon the exercise of such options (free and clear of any encumbrances or restrictions) promptly following the date of such exercise.

SECTION 4. VOTING OF SHARES

4.1 Voting Covenant. Securityholder hereby agrees that, during the Support Period, at any ordinary or extraordinary meeting of the shareholders of the Company, however called, unless otherwise directed in writing by Parent, Securityholder shall cause the Subject Shares to be voted against the following actions (each, a “Specified Action”): (a) any Acquisition Transaction; (b) any change in a majority of the board of directors of the Company; (c) any amendment to the Company’s articles of association or bylaws; (d) any material change in the capitalization of the Company or the Company’s corporate structure; and (e) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Offer or any of the other transactions contemplated by the Tender Offer Agreement or this Agreement. During the Support Period, Securityholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the preceding sentence.

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4.2 Proxies.

(a) If any ordinary or extraordinary meeting of the shareholders of the Company is called during the Support Period, the Securityholder shall:

(i) promptly (and in no event less than ten (10) Business Days prior to the date of the first call for such meeting) notify Parent in writing that such meeting has been called and deliver to Parent a copy of any written notice, information circular or other materials received by Securityholder in connection with such meeting;

(ii) deliver to Parent, at least three (3) Business Days prior to the date of the meeting for the first call of such meeting, a proxy, in form and substance reasonably satisfactory to Parent, executed by Securityholder, which shall be irrevocable to the fullest extent permitted by applicable Law, with respect to any outstanding Company Shares that are owned of record by Securityholder; and

(iii) cause to be delivered to Parent, at least three (3) Business Days prior to the date of meeting for the first call of such meeting, additional proxies, in form and substance reasonably satisfactory to Parent, executed on behalf of the record owner of any outstanding Company Shares that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Securityholder, which shall be irrevocable to the fullest extent permitted by applicable Law.

(b) The Securityholder hereby revokes (and agrees to cause to be revoked) all proxies, if any, that it has heretofore granted with respect to its Subject Shares, to the extent such proxies relate to, or purport to grant any voting rights with respect to, any Specified Action.

SECTION 5. NO SOLICITATION

Securityholder agrees that, from the date of this Agreement through the earlier of (a) the Acceptance Time or (b) the date upon which the Tender Offer Agreement is validly terminated, Securityholder shall not, and Securityholder shall cause its Subsidiaries (if applicable) and their respective Representatives not to, directly or indirectly: (i) solicit, initiate or knowingly encourage (including by way of providing non-public information) the submission or announcement of any inquiries, proposals or offers that constitute or would reasonably be expected to result in an Acquisition Proposal; (ii) provide any non-public information concerning the Company or any of its Subsidiaries to any Person in connection with or in response to an Acquisition Proposal; (iii) engage in any discussions or negotiations with any Person with respect to any Acquisition Proposal; (iv) approve, adopt, endorse or recommend any Acquisition Proposal; or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction. Securityholder shall immediately cease and discontinue, and Securityholder shall ensure that its Subsidiaries (if applicable) and their respective Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal.

SECTION 6. NON-SOLICITATION AND NON-COMPETITION COVENANTS

6.1 Non-Solicitation. Securityholder agrees that, for a period of              months following the Acceptance Time, Securityholder shall not, and Securityholder shall ensure that Securityholder’s Affiliates do not, directly or indirectly, personally or through others, encourage, induce, attempt to induce, solicit or attempt to solicit (on Securityholder’s own behalf or on behalf of any other Person) any

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Specified Individual to leave his or her employment, consulting or independent contractor relationship with the Company or any of the Company’s Subsidiaries; provided, however, that Securityholder shall not be prohibited from conducting generalized solicitations for employees, including through the use of media advertisements and over the internet, provided that such solicitations are not specifically targeted at any Specified Individual(s).

6.2 Non-Competition. Securityholder agrees that, without prejudice for the loyalty obligations of the Securityholder under article 2105 of the Italian civil code, that substantiate the prohibition to carry out competing activities during employment, during any notice period and in any case in the period elapsing from the date of termination of the Securityholder’s employment with the Company (whenever this will occur) and his confidentiality obligations both during employment and after its termination, as an essential condition to this Support Agreement, the Securityholder shall also be bound for a period of              years following the Acceptance Time not to engage, directly or indirectly, even if for free, as proprietor, partner, shareholder, director, employee, agent, consultant, or in any other capacity or manner, in any activity, also for free, consisting of the research, development, manufacture, production, promotion, sale and commercialization of (a) any agent for the treatment or prevention of veno-occlusive disease (sinusoidal obstruction syndrome) or graft versus host disease and (b) any polydisperse agent comprising deoxyribonucleic acid fragments. This non-competition covenant will be enforceable within the territory of any country within Europe, Canada, Japan, or the United States.

SECTION 7. REPRESENTATIONS AND WARRANTIES OF SECURITYHOLDER

Securityholder hereby represents and warrants to Parent as follows:

7.1 Authorization, etc. Securityholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Securityholder’s obligations hereunder and thereunder. This Agreement has been duly executed and delivered by Securityholder and constitutes the legal, valid and binding obligation of Securityholder, enforceable against Securityholder in accordance with its terms, subject to (a) bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors’ rights or remedies in general as from time to time in effect or (b) the exercise by courts of equity powers. If Securityholder is a corporation, then Securityholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Securityholder is a general or limited partnership, then Securityholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Securityholder is a limited liability company, then Securityholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.

7.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by Securityholder do not, and the performance of this Agreement by Securityholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Securityholder or by which Securityholder or any of Securityholder’s properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any Contract to which Securityholder is a party or by which Securityholder or any of Securityholder’s Affiliates or properties is or may be bound or affected.

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(b) The execution and delivery of this Agreement by Securityholder does not, and the performance of this Agreement by Securityholder will not, require any consent or approval of any Person. The execution, delivery and performance of any proxy pursuant to Section 4.2 with respect to any Company Shares will not require any consent or approval of any Person.

7.3 Title to Securities. As of the date of this Agreement: (a) Securityholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding Ordinary Shares set forth under the heading “Ordinary Shares Held of Record” on the signature page hereof; (b) Securityholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding ADSs set forth under the heading “ADSs Held of Record” on the signature page hereof; (c) Securityholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire Company Shares set forth under the heading “Options and Other Rights” on the signature page hereof; (d) Securityholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (e) Securityholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

7.4 No Other Proxies. None of Securityholder’s Subject Shares are subject to any voting agreement, trust or other agreement or arrangement with respect to voting or to any proxy, on the date of this Agreement, except pursuant to this Agreement.

7.5 Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the knowledge of Securityholder, threatened against or otherwise affecting, Securityholder or any of its or his properties or assets (including Securityholder’s Subject Shares) that would reasonably be expected to impair in any material respect the ability of such Securityholder to perform its or his obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

7.6 Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, and will be accurate in all respects at all times and dates throughout the Support Period as if made as of any such time or date.

SECTION 8. ADDITIONAL COVENANTS OF SECURITYHOLDER

8.1 Securityholder Information. Securityholder hereby agrees to permit Parent and Purchaser to publish and disclose in the Schedule TO or other publicly-filed documents relating to the Offer Securityholder’s identity and ownership of Company Shares and the nature of Securityholder’s commitments, arrangements and understandings under this Agreement.

8.2 Further Assurances. From time to time and without additional consideration, Securityholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may request for the purpose of carrying out and furthering the intent of this Agreement.

SECTION 9. MISCELLANEOUS

9.1 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by Securityholder in this Agreement shall survive until the Support Termination Date.

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9.2 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

9.3 Notices. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when received at the address or facsimile telephone number set forth beneath the name of such party below (or at such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

if to Securityholder:

at the address set forth on the signature page hereof; and

if to Parent:

Jazz Pharmaceuticals Public Limited Company

Fourth Floor, Connaught House

One Burlington Road

Dublin 4, Ireland

Attn: Executive Vice President

Fax: +353.1.634.7850

With copies to:

Jazz Pharmaceuticals

3180 Porter Drive

Palo Alto, CA 94304

Attn: General Counsel

Fax: +1.650.496.3781

and:

Jazz_Notices@jazzpharma.com

9.4 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

9.5 Entire Agreement. This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

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9.6 Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Securityholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Securityholder and Securityholder’s heirs, estate, executors and personal representatives (if Securityholder is an individual), and Securityholder’ s successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

9.7 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Securityholder agrees that, in the event of any breach or threatened breach by Securityholder of any covenant or obligation contained in this Agreement, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Securityholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.7, and Securityholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

9.8 Non-Exclusivity. The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Agreement, and the obligations and liabilities of Securityholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Agreement shall limit any of Securityholder’s obligations, or the rights or remedies of Parent, under any other agreement between Parent and Securityholder; and nothing in any such agreement shall limit any of Securityholder’s obligations, or any of the rights or remedies of Parent, under this Agreement.

9.9 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof; provided, however, that the laws of Italy shall apply to the formalities required with respect to the transfer of any Subject Securities, and the laws of the jurisdiction of the residence of Securityholder shall govern Section 6.2. In any action between the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement each of the parties irrevocably and unconditionally consents and submits to the jurisdiction and venue of the Designated Courts.

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(b) SECURITYHOLDER AND PARENT IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT.

9.10 Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9.11 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

9.12 Attorneys’ Fees. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against Securityholder, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

9.13 Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

9.14 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

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IN WITNESS WHEREOF, Parent and Securityholder have caused this Agreement to be executed as of the date first written above.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By
Title

Signature Page to Support Agreement

SECURITYHOLDER

Signature

Printed Name

Address:

Facsimile:

Ordinary Shares Held of Record	ADSs Held of Record	Options and Other Rights	Additional Securities Beneficially Owned

Signature Page to Support Agreement